The Gabelli Value 25 Fund Inc.

SUMMARY PROSPECTUS April 28, 2023

Class AAA (GVCAX), A (GABVX), C (GVCCX), I (GVCIX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated April 28, 2023, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide long term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial professional and in the section entitled, “Classes of Shares” on page 14 of the prospectus and in Appendix A, “Sales Charge Reductions and Waivers Available through Certain Intermediaries,” attached to the Fund’s prospectus.

	Class AAA Shares	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed for shares held 7 days or less)	2.00%	2.00%	2.00%	2.00%
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	1.00%	None
Other Expenses	0.20%	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.45%	1.45%	2.20%	1.20%
Less Fee Waiver and/or Expense Reimbursement(1)	0.00%	0.00%	0.00%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.45%	1.45%	2.20%	1.00%

(1)Gabelli Funds, LLC (the “Adviser”) has contractually agreed to waive all or a portion of its investment advisory fee and/or to reimburse certain expenses of the Fund to the extent necessary to maintain the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) for Class I shares at no more than 1.00%. The fee waiver and expense reimbursement arrangement will continue until at least April 30, 2024, and may not be terminated by the Adviser before such date. The Fund will carry forward, for a period not to exceed three years from the date that an amount is waived, any fees in excess of the expense limitation and repay the Adviser such amount provided the Fund is able to do so without exceeding the lesser of (1) the expense limit in effect at the time of the waiver or reimbursement, as applicable, or (2) the expense limit in effect at the time of recoupment.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes a waiver of expenses through the date of the expiration of the waiver, and reflects Total Annual Fund Operating Expenses following the date of the expiration of the waiver. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense limitation agreement until April 30, 2024). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$148	$459	$792	$1,735
Class A Shares	$714	$1,007	$1,322	$2,210
Class C Shares	$323	$688	$1,180	$2,534
Class I Shares	$102	$361	$640	$1,437

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$148	$459	$792	$1,735
Class A Shares	$714	$1,007	$1,322	$2,210
Class C Shares	$223	$688	$1,180	$2,534
Class I Shares	$102	$361	$640	$1,437

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in equity securities of companies that the Adviser believes are undervalued and have the potential to achieve significant capital appreciation, overweighting its core twenty-five equity positions. The Adviser invests in companies whose securities are selling at a significant discount to their private market value (“PMV”). PMV is the value the Adviser believes informed investors would be willing to pay to acquire the entire company. If investor attention is focused on the underlying asset value of a company due to expected or actual developments or other catalysts, an investment opportunity to realize this PMV may exist. The Fund may invest in companies of any size and from time to time may invest a greater portion in companies with large, medium, or small market capitalizations.

In selecting investments, the Adviser also considers the market price of the issuer’s securities, its balance sheet characteristics and the perceived strength of its management. The Fund’s assets will be invested primarily in common stock. Many of the common stocks the Fund will buy will not pay dividends. These stocks will be bought for the potential that their prices will increase, providing capital appreciation for the Fund. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry and the value of the issuer’s assets. Holders of equity securities only have rights to value in the company after all debts have been paid, and they could lose their entire investment in a company that encounters financial difficulty. The Fund may also invest up to 25% of its total assets in the securities of non-U.S. issuers, including issuers in emerging markets.

The Fund may invest up to 50% of its total assets in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation, or similar reorganization proposal has been announced (“reorganization securities”). Frequently, the holders of reorganization securities will receive new securities (“substituted securities”) in exchange therefor. No more than 30% of the Fund’s total assets, however, may be invested in reorganization securities where the Adviser anticipates selling the reorganization securities or the substituted securities within six months or less of the initial purchase of the reorganization securities. This limitation, however, will not apply to reorganization securities that have been purchased to supplement a position in such securities held by the Fund for more than six months.

The Fund may purchase American Depositary Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers that are not included in the Fund’s 25% limitation on foreign securities. ADRs are receipts issued by U.S. banks or trust companies with respect to securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs.

The Adviser may sell a holding if a security reaches or exceeds the PMV estimated by the Adviser, or if the Adviser believes the emergence of a catalyst is no longer likely.

Principal Risks

You may want to invest in the Fund if:

•you are a long term investor

•you believe that the market will favor value over growth stocks over the long term

•you wish to include a value strategy as a portion your overall investments

•you prefer to invest in a more concentrated portfolio

The Fund’s share price will fluctuate with changes in the market value of the Fund’s portfolio securities. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell Fund shares, they may be worth more or less than what you paid for them; you may lose money by investing in the Fund.

The principal risks presented by the Fund are:

•Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic, global health, or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

•Foreign Securities Risk. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, differing accounting and disclosure standards, currency exchange risks, settlement difficulties, market illiquidity, difficulties enforcing legal rights, and greater transaction costs. These risks are more pronounced in the securities of companies located in emerging markets.

•Health Crisis Risk. An outbreak of an infectious respiratory illness, COVID-19, caused by a novel coronavirus has resulted in travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets have experienced temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. In particular, COVID-19 has resulted in substantial market volatility and global business disruption, impacting the global economy and the financial health of individual companies in significant and unforeseen ways.

•Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The Fund could lose all of its investment in a company’s securities.

•Large-Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•Management Risk. If the portfolio managers are incorrect in their assessment of the growth prospects of the securities the Fund holds, then the value of the Fund’s shares may decline.

•Market Risk. The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund’s investments.

•Merger Risk. In general, securities of companies which are the subject of a tender or exchange offer or a merger, consolidation, liquidation, or reorganization proposal sell at a premium to their historic market price immediately prior to the announcement of an offer for the company. However, it is possible that the value of securities of a company involved in such a transaction will not rise and in fact may fall, in which case the Fund would lose money. It is also possible that the Adviser’s assessment that a particular company is likely to be acquired or acquired during a specific time frame may be incorrect, in which case the Fund may not realize any premium on its investment and could lose money if the value of the securities declines during the Fund’s holding period.

•Sector Risk. Although the Fund does not employ a sector focus, its exposure, from time to time, to specific sectors will increase based on the Adviser’s perception of available investment opportunities. If the Fund focuses on a particular sector, the Fund may face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that sector. Furthermore, investments in particular sectors may be more volatile than the broader market as a whole.

•Small and Mid-Capitalization Risk. Risk is greater for the securities of small and mid- capitalization companies (including small unseasoned companies that have been in operation less than three years) because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•Special Situations Risk. The Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the Fund.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing how the Fund’s average annual returns for one year, five years, wand ten years compared with those of a broad based securities market index. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI VALUE 25 FUND INC.
(Total Returns for Class A Shares for the Years Ended December 31)

40%
30%
20%
10%
0%
-10%
-20%
33.16%
1.63%
-9.51%
11.57%
12.79%
-8.25%
17.85%
5.83%
14.88%
-15.64%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

Sales loads are not reflected in the above chart. If sales loads were reflected, the Fund’s returns would have been less than those shown.

During the calendar years shown in the bar chart, the highest return for a quarter was 18.57% (quarter ended June 30, 2020), and the lowest return for a quarter was (28.93)% (quarter ended March 31, 2020).

Average Annual Total Returns (for the years ended December 31, 2022, with maximum sales charge, if applicable)	Past One Year	Past Five Years	Past Ten Years
The Gabelli Value 25 Fund Class A Shares
Return Before Taxes	(20.49)%	0.89%	4.88%
Return After Taxes on Distributions	(18.71)%	(0.50)%	3.17%
Return After Taxes on Distributions and Sale of Fund Shares	(7.13)%	1.58%	4.23%
Class AAA Shares (first issued on 4/30/10)
Return Before Taxes	(15.72)%	2.08%	5.50%
Class C Shares
Return Before Taxes	(17.22)%	1.32%	4.71%
Class I Shares
Return Before Taxes	(15.32)%	2.52%	5.88%
Standard & Poor’s (“S&P”) 500 Index (reflects no deduction for fees, expenses, or taxes)	(18.11)%	9.42%	12.56%
Dow Jones Industrial Average (reflects no deduction for fees, expenses, or taxes)	(6.87)%	8.40%	12.29%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss from the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”). After-tax returns are shown only for Class A shares and after-tax returns for other classes will vary due to the differences in expenses.

Management

The Adviser. Gabelli Funds, LLC

The Portfolio Managers. Mr. Mario J. Gabelli, CFA, Chief Investment Officer — Value Portfolios of the Adviser, has served as portfolio manager of the Fund since 1989. Mr. Christopher J. Marangi, a Managing Director and Co-Chief Investment Officer of GAMCO Investors, Inc., has served as portfolio manager of the Fund since 2007.

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA, Class A, and Class C shares is $1,000 ($250 for IRAs or Coverdell Education Savings Plans). There is no minimum initial investment for Class AAA, Class A, and Class C shares in an automatic monthly investment plan. Class I shares are available to investors with a minimum investment of $50,000 when purchasing the shares directly through G.distributors, LLC, the Fund’s distributor (“G.distributors” or the “Distributor”), or investors purchasing Class I shares through brokers or financial intermediaries that have entered into selling agreements with the Distributor specifically with respect to Class I shares, and which have different minimum investment amounts. If you transact in Class I shares through a broker or financial intermediary, you may be required to pay a commission and/or other forms of compensation to the broker or financial intermediary. The Distributor reserves the right to waive or change minimum investment amounts. There is no minimum for subsequent investments.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), personal or overnight delivery (The Gabelli Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 W 7th Street, STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone at 800-GABELLI (800-422-3554), if you have an existing account with banking instructions on file.

Fund shares can also be purchased or sold through registered broker-dealers or other financial intermediaries that have entered into appropriate selling agreements with the Distributor. The broker- dealer or other financial intermediary will transmit these transaction orders to the Fund on your behalf and send you confirmation of your transactions and periodic account statements showing your investments in the Fund.

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or long term capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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2760 multi 2023